CAPITAL STOCK	6 Months Ended
Jun. 30, 2025
Capital stock [Abstract]
Capital Stock	Capital Stock
a) Authorized Capital Stock
Our authorized capital stock is composed of an unlimited number of common shares (issued 1,705,993,790 common shares as at June 30, 2025). Our common shares have no par value.

b) Dividends
The Company’s practice has been to declare dividends after a quarter as part of the announcement of the results for the quarter. Dividends declared are paid in the same quarter.
The Company’s dividend reinvestment plan resulted in 85,199 common shares being issued to shareholders for YTD 2025.

c) Share Buyback Program
At the February 11, 2025 meeting, the Board of Directors authorized a new share buyback program for the repurchase of up to $1.0 billion of the Company’s outstanding common shares over the next 12 months. During YTD 2025, Barrick purchased 21.19 million common shares for a total cash amount of $411 million under this program and accrued $8 million in related taxes.
The actual number of common shares that may be purchased, and the timing of any such purchases, will be determined by Barrick based on a number of factors, including the Company's financial performance, the availability of cash flows, and the consideration of other uses of cash, including capital investment opportunities, returns to shareholders, and debt reduction.
The repurchase program does not obligate the Company to acquire any particular number of common shares, and the repurchase program may be suspended or discontinued at any time at the Company's discretion.